UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2016

CPG OpCo LP

(Exact name of registrant as specified in its charter)

Delaware	333-209653-02	51-0658513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

515 San Felipe St., Suite 2500 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 386-3701

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01.	OTHER EVENTS

On September 25, 2016, Columbia Pipeline Group, Inc. (“CPG”) delivered a proposal to the Board of Directors (the “CPP GP Board”) of CPP GP LLC, the general partner of Columbia Pipeline Partners LP (“CPPL”), to acquire all of CPPL’s outstanding common units not already owned by CPG and its affiliates in exchange for cash, at a price of $15.75 per common unit, in a transaction to be structured as a merger of CPPL with a wholly-owned subsidiary of CPG. The proposal is subject to the negotiation and execution of a definitive agreement and approval of such definitive agreement and the transactions contemplated thereunder by the board of directors of CPG, the CPP GP Board and CPPL’s unitholders.

It is anticipated that authority to evaluate and respond to the proposal will be delegated to the Conflicts Committee (the “CPP GP Conflicts Committee”) of the CPP GP Board. There can be no assurance that a definitive agreement will be executed or that any transaction will be approved or consummated.

A copy of the CPPL press release dated September 26, 2016, announcing its receipt of the proposal is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” which reflect CPG OpCo LP’s views and assumptions on the date of this Current Report on Form 8-K regarding future events, results or outcomes. These forward-looking statements include statements about, among other things, the transactions described in CPG’s proposal, including the delegation of the proposal to the CPP GP Conflicts Committee. These statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond CPG OpCo LP’s control, including the risk that the proposed transaction is not consummated at all or on the initial terms proposed or any other terms, that may cause actual results to differ materially from any future events, results, performance or achievements expressed or implied by the forward-looking statements. All forward-looking statements speak only as of the date hereof. CPG OpCo LP undertakes no obligation to update or revise publicly any such forward-looking statements. CPG OpCo LP cautions you not to place undue reliance on these forward-looking statements. Please refer to CPG OpCo LP’s filings with the Securities and Exchange Commission (“SEC”) for more detailed information regarding these risks, uncertainties and assumptions.

Important Notice to Investors

This Current Report on Form 8-K does not constitute an offer to sell any securities.

If the proposed merger is approved, a proxy statement of CPPL, and other materials, will be filed with the SEC. IF AND WHEN APPLICABLE, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CPG, CPPL AND THE PROPOSED MERGER. If and when applicable, investors and security holders may obtain a free copy of the proxy statement and other documents containing information about CPG and CPPL, without charge, at the SEC’s website at www.sec.gov.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated September 26, 2016, issued by Columbia Pipeline Partners LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2016

CPG OpCo LP
(Registrant)

By:	CPG OpCo GP LLC, its general partner

By:	Columbia Pipeline Partners LP, its sole member

By:	CPP GP LLC, its general partner

By:	/s/ Nathaniel A. Brown
Nathaniel A. Brown
Controller and Principal Financial Officer
(Principal Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 26, 2016, issued by Columbia Pipeline Partners LP

4